DIREXION SHARES ETF TRUST

Direxion Daily Brazil Bear 3X Shares
Direxion Daily South Korea Bear 3X Shares

Supplement dated April 26, 2013 to the
Prospectus and Statement of Additional Information (“SAI”)
dated February 28, 2013, as supplemented March 1, 2013, March 15, 2013 and April 5, 2013

Effective immediately, the trading symbols for the Direxion Daily Brazil Bear 3X Shares and the Direxion Daily South Korea Bear 3X Shares will be as follows:

Fund	Ticker Symbol
Direxion Daily Brazil Bear 3X Shares	BRZS
Direxion Daily South Korea Bear 3X Shares	KORZ

For more information, please contact the Funds at (866) 476-7523.

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Please retain a copy of this Supplement with your Prospectus and SAI.